Exhibit 99.1

NEUROSURGERY OPHTHALMOLOGY QUALITY. PERFORMANCE. INNOVATION. Investor Presentation October 2013

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may include statements concerning management’s expectations of future financial results, potential business, potential acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets and similar statements, all of which are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under “Risk Factors” included in Synergetics USA, Inc.’s Annual Report on Form 10-K for the year ended July 31, 2013, and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation. Safe Harbor Statement *

Overview Corporate Information Market Information NASDAQ: SURG Market Cap: $115.33 mm* 52 Week Range: $2.88 – $5.50 Shares Outstanding: 25mm Institutional Ownership: 47% Russell Microcap Index * Synergetics USA, Inc. is a medical device company focused in the fast-growing ophthalmology and neurosurgery markets Formed through a reverse merger of Synergetics, Inc. and Valley Forge Scientific in 2005 Synergetics, Inc. was founded in 1991 and Valley Forge was founded in 1980 Corporate Headquarters: O’Fallon, MO Manufacturing Facilities: O’Fallon, MO and King of Prussia, PA *Source: Yahoo Finance, as of 10/2/13.

Track Record of Growth * *Fiscal Year 2013 gross and operating margins are displayed on a non-GAAP basis to exclude inventory write-down. Detailed reconciliation on slide 28.

FY 2013 Revenue Mix Ophthalmic sales represent Synergetics’ largest and highest margin business In the U.S., Synergetics sells ophthalmic surgical products directly to end-users at hospitals, ambulatory surgery centers and surgeon offices throughout the country Internationally, Synergetics sells and distributes ophthalmic surgical products in approximately 65 countries, including four emerging markets Marketing partner and key OEM relationships with J&J’s Codman division and Stryker for neurosurgery products *

Overall Strategy Drive accelerating growth in our Ophthalmology business with the launch of new products, foremost of which is VersaVIT™ Deliver improved profitability through enterprise-wide lean initiatives Manage OEM and neurosurgery businesses for stable growth and strong cash flows Demonstrate consistent, solid financial performance *

Recent Developments – FY 2013 Continued progress in the early stages of commercialization of our innovative, portable vitrectomy machine, VersaVIT™ Challenging environment has pressured revenue growth in base ophthalmic business this year OEM partnerships remain strong – 10.4% growth in FY’13 after a slow start (low-single digit growth y/y) during 1H’13 Continued progress on VersaVIT™ commercialization marked by growing number of new VersaVIT™ customers placing disposable re-orders to satisfy utilization needs Internal focus on improving operational excellence and enterprise-wide lean initiatives M.I.S.S. Ophthalmics LTD acquisition King of Prussia plant closure *

Ophthalmic Surgical Market *

Ophthalmic Surgical Market * *Source: Synergetics USA annual report on Form 10-K for period ended July 31, 2012.

2011 Global Retinal Surgery Device Market * *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013. Market Size = $935 million* Synergetics products compete in ~22% of the retinal device market (shaded in black)

2013 Global Retinal Surgery Device Market * Estimated Market Size = $1.13 Billion* Implied Annual Growth = ~7% Synergetics products compete in ~67% of the retinal device market (shaded in black) *Source: Synergetics USA quarterly report on Form 10-Q for period ended April 30, 2013. Market Scope data estimates that the vitreoretinal market will grow approximately 7 percent to $1.1 billion in 2013, as compared to 2012.

ASC vs. Hospital Ambulatory Surgery Center (ASC) Physicians control care for patients Typically surgeons own or have ownership or may be corporate owned More efficient – less time wasted Specialized (ophtho, ortho, etc.) Highly focused on profitability Lower costs to patients and government (current vitrectomy reimbursement rate of $1,655) Hospital Out-Patient Department (HOPD) Challenging patient flow (pre, intra, post) Staff not specialized and are trained to handle multiple specialties Patient frustrations – parking, long walks to OR, confusing, etc. Equipped to handle more difficult procedures Higher cost to patient and government (current vitrectomy reimbursement rate of $2,820) *

Ophthalmic Products * Core VersaPACK™ UVE (Ultimate Vit Enhancer) VersaVIT™ Directional Laser Probes DDMS- Diamond Duster Membrane Scraper Endoilluminator Awh Chandelier Photon II New

VersaVIT™: A Game Changer VersaVIT™ is our first product for the lucrative vitrectomy machine market valued at $150 million (machines only) A new concept in retinal surgery Highly portable, Moderately priced Easy to use, and Comparable clinical performance Compact, lightweight and portable Small footprint < 25 pounds Capable of running on battery power and gas cartridges Ideally suited for ambulatory surgery centers, as a traveling unit for satellite offices and potentially for in-office procedures Demonstrably lower total cost of ownership and operation * Performed over 3,700 retinal procedures with VersaVIT™ to date, up more than 54% sequentially in Q4’13

VersaVIT™ vs. the Competition * VersaVIT™ vs. ACCURUS® (25lbs vs. 90lbs) CONSTELLATION® Vision System CONSTELLATION® Vision System and ACCURUS® are registered trademarks of Alcon® Laboratories, a division of Novartis

VersaVIT™: Strategic Growth Plan & Progress Update Targeting two primary segments: high volume ASC facilities that perform the majority of vitrectomy procedures select teaching institutions US Market: 23 direct sales reps; OUS markets: hybrid distribution of direct and dealers Continue to increase the number of evaluations in progress Number of evaluations in progress represents approximately 40% of the total target accounts Early evaluations skewed to highest volume ASCs in the U.S. Top-tier retinal centers represent sizable market share opportunity over the long-term, but evaluations are more involved Average evaluation time through Q4 remains 15 weeks 31 VersaVIT™ customers placed orders for our VersaVIT™ packs in Q4 Expect material contribution to total Company ophthalmic revenue in FY2014 *

VersaPACK™: Compelling Value Proposition VersaPACK™ is our first product for the $275 million vitrectomy pack market Compelling value proposition to retinal surgeons Competitively priced vs. other packs Compatible with existing competitive vitrectomy machines Enables continued use of 1st generation machines, thus avoiding large capital expenditure Estimated 320,000 vitrectomies performed yearly (U.S.) *

Ophthalmology Product Video *

Neurosurgery Market *

Neurosurgery Overview Best-in-class neurosurgical technologies Ultrasonic aspirators Disposable tips and tubing Electrosurgical generators Disposable bipolar forceps Strong OEM partnerships J&J’s Codman division distributes our electrosurgical generators and bipolar forceps Stryker distributes our ultrasonic aspirator disposables Multi-year OEM contracts with Codman and Stryker provide stable annual growth, attractive operating margins and high barriers to entry *

OEM (Neurosurgery) Products * Codman Stryker Lesion Generator SONOPET OMNI Ultrasonic Aspirator Disposable Tips Codman Synergy Disposable Bipolar Forceps CMC V

Neurosurgery Product Video *

Financials *

Financial Comparison - Quarterly * Revenues from OEM represent sales and royalties to Codman, Stryker and Mobius. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues.

Financial Comparison - Annual * Revenues from OEM represent sales and royalties to Codman, Stryker and Mobius. Revenues from Other represent direct neurosurgery revenues and other miscellaneous revenues. Adjusted Gross Margin, Adjusted Operating Margin and Adjusted Net Income for FY 2012 excludes impact of inventory write-downs ($367,000 pre-tax, $259,000 after-tax for FY 2012 and $2,092 pre-tax, $1,452 after-tax for FY 2013). See Non-GAAP reconciliation table at the end of this presentation for additional detail.

Investment Rationale Key medical device manufacturer supplying ophthalmic and neurosurgery markets with leading technologies Retinal surgery a compelling segment of ophthalmology New product introductions – foremost of which is the VersaVIT™ vitrectomy machine – drives total Company revenue growth over long term Business model fueled by the combination of high margin disposables and innovative capital equipment Long-term profit margin opportunities driven by improving operational efficiency and lean initiatives *

Management Team David M. Hable – President, CEO Over 30 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry. 20+ years with J&J/Codman. Pamela Boone – Executive Vice President, CFO Previously served as CFO, VP and Corporate Controller for Maverick Tube Corporation. Over 25 years of financial expertise. Jerry Malis, M.D. – Executive Vice President, CSO Served as President, CEO and Chairman of Valley Forge. Over 40 years of industry experience. Published over 50 articles in the biological science, electronics and engineering fields. Issued ten U.S. patents. Michael Fanning – Vice President, Domestic Sales Over 20 years in sales and management roles, working in service, medical device and manufacturing sectors. Jason Stroisch – Vice President, International Sales & Marketing Over 15 years in the medical device industry covering engineering, international sales and marketing management roles. Joan Kraus – Vice President, Regulatory Affairs / Quality Assurance Previously served as Senior Director Global Compliance for Teleflex Medical. Over 25 years in quality systems and process improvement roles working in medical devices, manufacturing, and distribution sectors. *

Non-GAAP Reconciliations(1) * See slide 29 for full description of Synergetics USA, Inc. Use of Non-GAAP Financial Information Non-operating adjustments include inventory write-downs: ($367,000 pre-tax, $259,000 after-tax, or $0.01 per diluted share for FY 2012 and $2,092 pre-tax, $1,452 after-tax or $0.06 per diluted share for FY 2013). Represents diluted weighted average common shares outstanding

(1)Use of Non-GAAP Financial Information In addition to results reported in accordance with GAAP, the Company provides adjusted gross margin, adjusted operating income and margin, EBITDA and adjusted diluted earnings per share. These adjusted amounts consist of GAAP amounts excluding the following adjustment to the extent occurring during the period: inventory write-downs and disposition charges. Adjusted earnings per diluted share were calculated by dividing adjusted net income for diluted earnings per share by diluted weighted average shares outstanding. The Company believes that the presentation of adjusted operating income and margin, EBITDA and adjusted diluted earnings per share provides important supplemental information to management and investors seeking to understand the financial and business trends relating to our financial condition and results of operations.  These Non-GAAP measures are considered by the Company’s Board of Directors and management as a basis for measuring and evaluating the Company’s overall operating performance and ability to service debt. They are presented to enhance an understanding of the Company’s operating results and are not intended to represent cash flow or results of operations.   These non-GAAP measures are not in accordance with, or an alternative to measures prepared in accordance with GAAP any may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures. *